EXHIBIT 10.47

                           FORM OF FIRST AMENDMENT TO
                  10% CONVERTIBLE SUBORDINATED PROMISSORY NOTE

         This FIRST AMENDMENT TO BIG BUCK BREWERY & STEAKHOUSE, INC. CONVERTIBLE SUBORDINATED PROMISSORY NOTE ("First Amendment") is made this _____ day of __________, _____, by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, as maker ("Maker") and ____________________, as payee ("Payee").

                                R E C I T A L S:

         This First Amendment is based on the following Recitals:

         A. The Maker and Payee entered into that certain Subscription and Investment Representation Agreement for Convertible Subordinated Promissory Note ("Subscription Agreement") and that certain Big Buck Brewery & Steakhouse, Inc. Convertible Subordinated Promissory Note dated as of ___________________ ("Note").

         B.       Under the terms of the Subscription Agreement and Note, the
Note is to mature by its terms on ___________________.

         C. Under the terms of the Subscription Agreement and Note, Payee has the right to convert the Note into shares of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation ("Corporation"), pursuant to the formula set forth in the Note.

         D.       The parties desire to amend the Subscription Agreement and
Note in accordance with the terms of this First Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The Recitals set forth above are incorporated into and shall form a part of this First Amendment.

         2. The maturity date of the Note is extended from _______________ until ___________________.

         3. Notwithstanding anything to the contrary in the Subscription Agreement and Note, the right to convert all or part of the unpaid principal balance of the Note shall be at the conversion price equal to $_____ per each share of the Corporation so converted as provided in the Subscription Agreement and Note. In the event the stated conversion price on the original note is less than $_____ per share, the stated conversion price on the original note shall stand. Except as to the conversion price set forth herein, no other terms of the conversion are modified or affected by this First Amendment.

         4. Except as amended hereby, the Subscription Agreement and Note are restated and republished in their entirely and remain in full force and effect.

         5. This First Amendment shall be governed by and construed under the laws of the State of Michigan. The Note and Subscription Agreement may not be further amended or modified except by a writing signed by all of the parties. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.


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         IN WITNESS WHEREOF, this First Amendment has been executed the day and year first above written.


                           BIG BUCK BREWERY &STEAKHOUSE, INC.,
                           a Michigan corporation

                           By:
                              -------------------------------------------------
                                   Its:
                                       ----------------------------------------

                                                                 "Maker"




                           ----------------------------------------------------
                                                                 "Payee"